UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment no. 2)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 20, 2018 (November 15, 2018)

NCI Building Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other Jurisdiction of Incorporation)	001-14315 (Commission File Number)	76-0127701 (I.R.S. Employer Identification Number)

5020 Weston Parkway, Suite 400 Cary, North Carolina (Address of principal executive offices)	27513 (Zip Code)

Registrant’s telephone number, including area code: (888) 975-9436

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On November 20, 2018, NCI Building Systems, Inc. (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Initial 8-K”) to report, among other things, the completion of the previously announced merger of Ply Gem Parent, LLC, a Delaware limited liability company (“Ply Gem”) with and into the Company, with the Company continuing its existence as a corporation organized under the laws of the State of Delaware. The Initial 8-K omitted both the financial statements of the business acquired and the pro forma combined financial information as permitted by Item 9.01(a)(4) and Item 9.01(b)(2) of Form 8-K. On December 19, 2018, the Company filed Amendment no. 1 to the Initial 8-K (the “8-K/A no. 1”), which included the financial statements of the business acquired pursuant to Item 9.01(a)(1) of Form 8-K but omitted the pro forma combined financial information, as permitted by Item 9.01(b)(2) of Form 8-K.

This Amendment no. 2 to the Initial 8-K is being filed to provide the pro forma combined financial information required by Item 9.01(b) of Form 8-K. The Initial 8-K, as amended by the 8-K/A no. 1, otherwise remains the same and the Items therein are hereby incorporated by reference into this Current Report on Form 8-K/A.

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial information and explanatory notes of NCI Building Systems, Inc. as of and for the year ended October 28, 2018 are attached hereto as Exhibit 99.1 and incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description

99.1	Unaudited pro forma condensed combined financial information and explanatory notes as of and for the year ended October 28, 2018.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 1, 2019

NCI BUILDING SYSTEMS, INC.

By:	/s/ Shawn K. Poe
Name:	Shawn K. Poe
Title:	Chief Financial Officer

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Exhibit Index

Exhibit Number	Description

99.1	Unaudited pro forma condensed combined financial information and explanatory notes as of and for the year ended October 28, 2018.

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